UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported)  April 20, 2005


                          DIONICS, INC.
     (Exact name of registrant as specified in its charter)

                Commission file number 001-03323


Delaware                                               11-2166744
(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)


65 Rushmore Street
Westbury, New York                                          11590
(Address of principal                                  (Zip Code)
executive offices)


Registrant's  telephone number, including area code: (516) 997-7474

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

      On April 20, 2005, Dionics, Inc. (the "Company") entered into an Acquisition Agreement (the "Agreement") with 65 Rushmore Realty, LLC (the "Purchaser") pursuant to which the Purchaser has agreed to purchase the real property owned by the Company at 65 Rushmore Street, Westbury, New York (the "Westbury Property"). The Company's executive offices are located at the Westbury Property which also houses all of the Company's manufacturing facilities, as well as all of its research, sales and management activities.

     The purchase price of the Westbury Property shall be the sum of $990,000 which shall be paid by the Purchaser as follows: (a) $49,500 which was paid on the signing of the Agreement which amount shall be held in escrow in accordance with the terms of the Agreement, and (b) $940,500 which shall be paid on the closing. The closing is subject to certain conditions including but not limited to an environmental inspection of the Westbury Property and the Company entering into a seven year lease to continue to occupy the Westbury Property after closing (which lease will provide that the Company shall have the right to terminate on 120 days notice). The Company anticipates that approximately $700,000 of the proceeds from the sale of the Westbury Property will be used to pay off two existing mortgage loans on the Westbury Property.

      Other than in respect of the Agreement, there is no relationship between the Company and its affiliates and the Purchaser.


Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

List   below  the  financial  statements,  pro  forma   financial
information and exhibits, if any, filed as part of this report.

Exhibits:

      10.1  Acquisition  Agreement dated as  of  April 20,  2005 between Dionics, Inc. and 65 Rushmore Realty, LLC

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIONICS, INC.
                               (Registrant)


Dated: April 20, 2005         By: /s/ Bernard L. Kravitz
                              Name:   Bernard L. Kravitz
                              Title:  President